UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 13, 2024
(Date of earliest event reported)

Ollie's Bargain Outlet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1. To elect nine (9) directors to the Board of Directors of the Company to hold office until the 2025 annual meeting of stockholders or until their respective successors are elected and qualified.

The stockholders of the Company approved the election of each of the nine (9) director nominees proposed by the Company. The voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Alissa Ahlman	54,889,937	2,699,735	50,644	1,231,620
Mary Baglivo	56,226,233	1,357,045	57,038	1,231,620
Robert Fisch	54,644,769	2,944,617	50,930	1,231,620
Stanley Fleishman	50,785,605	6,803,190	51,521	1,231,620
Thomas Hendrickson	54,391,716	3,197,331	51,269	1,231,620
Abid Rizvi	54,814,576	2,774,849	50,891	1,231,620
John Swygert	57,432,022	156,872	51,422	1,231,620
Stephen White	54,648,458	2,939,958	51,900	1,231,620
Richard Zannino	53,111,293	4,477,474	51,549	1,231,620

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The stockholders of the Company approved a non-binding advisory resolution regarding the compensation of the Company's named executive officers. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,356,028	3,196,258	88,030	1,231,620

3. To approve, on a non-binding advisory basis, the frequency of holding a non-binding advisory vote regarding the compensation of the Company’s named executive officers.

The stockholders of the Company approved a non-binding advisory resolution regarding the frequency of holding a non-binding advisory vote regarding the compensation of the Company’s named executive officers at a frequency of every one (1) year. The voting results are set forth below:

1 year	2 years	3 years	Abstain	Broker Non-Votes
56,065,977	18,709	1,529,554	26,076	1,231,620

The Board of Directors of the Company, which recommended a one-year frequency, determined that the Company will hold its advisory stockholder vote on executive compensation every year.

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025.

The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2025. The voting results are set forth below:

Votes For	Votes Against	Abstain
58,379,883	469,017	23,036

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ James J. Comitale

		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 20, 2024